SECOND AMENDMENT TO FIRST AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
Dated as of September 29, 2023
Between:
LOANDEPOT.COM, LLC, as Seller
and
JPMORGAN CHASE BANK, N.A., as Buyer
The Parties have agreed to amend (for the second time) the First Amended and Restated Master Repurchase Agreement dated September 30, 2022, between them (the “Original MRA”, as amended by the First Amendment to First Amended and Restated Master Repurchase Agreement dated June 30, 2023, the “Amended MRA” and as amended hereby and as further supplemented, amended or restated from time to time, the “MRA”), to extend the latest Termination Date and make certain other revisions pursuant to the Facility Amount becoming wholly uncommitted.
All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment have the same meanings here as there. The sole numbered Section of this Amendment is numbered to correspond to the numbering of the Section of the Amended MRA amended hereby.
2.    Definitions; Interpretation
A.    The defined term “Termination Date” contained in Section 2(a) of the Amended MRA is hereby amended to read as follows:
“Termination Date” means the earliest of (i) the Business Day, if any, that Seller designates as the Termination Date by written notice given to the Buyer at least thirty (30) days before such date, (ii) the Business Day, if any, that Buyer designates as the Termination Date by written notice given to the Seller at least sixty (60) days before such date, (iii) the date of declaration of the Termination Date pursuant to Section 12(b)(i) and (iii) September 27, 2024.

3.    Initiation; Confirmations; Termination.
A.    The third grammatical sentence of Section 3(a) of the Amended MRA is hereby amended to read as follows:
Each such purchase that is proposed to be funded shall be wholly discretionary to Buyer.

7.    Conditions Precedent.
    A.    Subsection (xvii) of Section 7(b) of the Amended MRA is hereby amended to read as follows:
1

    (xvii)    Buyer, in the exercise of its sole and absolute discretion, shall have made an affirmative election to fund the proposed Transaction.

(The remainder of this page is intentionally blank; counterpart signature pages follow)

As amended hereby, the Original MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.

By:/s/ Linday Schelstrate
Lindsay Schelstrate
Authorized Officer

LOANDEPOT.COM, LLC

By:/s/ David Hayes
Name: David Hayes
Title: CFO

Counterpart signature page to Second Amendment to First Amended and Restated Master Repurchase Agreement